CRITICAL ACCOUNTING JUDGEMENTS AND ESTIMATES	12 Months Ended
Dec. 31, 2019
Disclosure of accounting judgements and estimates [text block] [Abstract]
Disclosure of accounting judgements and estimates [text block]

NOTE 3: CRITICAL ACCOUNTING JUDGEMENTS AND ESTIMATES

The preparation of the Group’s financial statements in accordance with IFRS requires management to make judgements, estimates and assumptions in applying the accounting policies that affect the reported amounts of assets, liabilities, income and expenses. Due to the inherent uncertainty in making estimates, actual results reported in future periods may be based upon amounts which differ from those estimates. Estimates, judgements and assumptions are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.

The significant judgements made by management in applying the Group’s accounting policies and the key sources of estimation uncertainty in these financial statements, which together are deemed critical to the Group’s results and financial position, are as follows:

Allowance for expected credit losses

The Group recognises an allowance for expected credit losses for loans and advances to customers and banks, other financial assets held at amortised cost, financial assets measured at fair value through other comprehensive income and certain loan commitment and financial guarantee contracts. At 31 December 2019 the Group’s expected credit loss allowance was £3,455 million (31 December 2018: £3,362 million), of which £3,278 million (31 December 2018: £3,169 million) was in respect of drawn balances.

The calculation of the Group’s expected credit loss (ECL) allowances and provisions against loan commitments and guarantees under IFRS 9 requires the Group to make a number of judgements, assumptions and estimates. The most significant are set out below.

DEFINITION OF DEFAULT

The probability of default (PD) of an exposure, both over a 12 month period and over its lifetime, is a key input to the measurement of the ECL allowance. Default has occurred when there is evidence that the customer is experiencing significant financial difficulty which is likely to affect the ability to repay amounts due. The definition of default adopted by the Group is described in note 2(H) Impairment of financial assets. The Group has rebutted the presumption in IFRS 9 that default occurs no later than when a payment is 90 days past due for UK mortgages. As a result, at 31 December 2019, approximately £0.6 billion of UK mortgages (31 December 2018: £0.6 billion) were classified as Stage 2 rather than Stage 3; the impact on the Group’s ECL allowance was not material.

LIFETIME OF AN EXPOSURE

The PD of a financial asset is dependent on its expected life. A range of approaches, segmented by product type, has been adopted by the Group to estimate a product’s expected life. These include using the full contractual life and taking into account behavioural factors such as early repayments and refinancing. For non-revolving retail assets, the Group has assumed the expected life for each product to be the time taken for all significant losses to be observed. For retail revolving products, the Group has considered the losses beyond the contractual term over which the Group is exposed to credit risk. For commercial overdraft facilities, the average behavioural life has been used. Changes to the assumed expected lives of the Group’s assets could impact the ECL allowance recognised by the Group.

SIGNIFICANT INCREASE IN CREDIT RISK

Performing assets are classified as either Stage 1 or Stage 2. An ECL allowance equivalent to 12 months expected losses is established against assets in Stage 1; assets classified as Stage 2 carry an ECL allowance equivalent to lifetime expected losses. Assets are transferred from Stage 1 to Stage 2 when there has been a significant increase in credit risk (SICR) since initial recognition.

The Group uses a quantitative test together with qualitative indicators to determine whether there has been a SICR for an asset. For retail, a deterioration in the Retail Master Scale of four grades for credit cards, personal loans or overdrafts, three grades for personal mortgages, or two grades for UK motor finance accounts is treated as a SICR. For Commercial a doubling of PD with a minimum increase in PD of 1 per cent and a resulting change in the underlying grade is treated as a SICR. All financial assets are assumed to have suffered a SICR if they are more than 30 days past due.

The setting of precise trigger points combined with risk indicators requires judgement. The use of different trigger points may have a material impact upon the size of the ECL allowance. The Group monitors the effectiveness of SICR criteria on an ongoing basis.

POST-MODEL ADJUSTMENTS

Limitations in the Group’s impairment models or input data may be identified through the on-going assessment and validation of the output of the models. In these circumstances, management make appropriate adjustments to the Group’s allowance for impairment losses to ensure the overall provision adequately reflects all material risks. These adjustments are generally determined taking into account the particular attributes of the exposure which have not been adequately captured by the primary impairment models.

At 31 December 2019, significant post-model adjustments included within the allowance for expected credit losses amounted to £161 million (2018: £195 million), less than 5 percent of overall provisions. This comprises increases for the additional end of term risk on interest only mortgages of £132 million (2018: £114 million); mortgage accounts in long term default of £33 million (2018: £47 million); the extension of modelled lifetime on Retail revolving products of £36 million (2018: £34 million); and a decrease from the temporary effects of bureau data changes which artificially inflate PDs, and the resulting ECL, of £40 million; (2018: Nil).

FORWARD LOOKING INFORMATION

The measurement of expected credit losses is required to reflect an unbiased probability-weighted range of possible future outcomes. In order to do this, the Group has developed an economic model to project a wide range of key impairment drivers using information derived mainly from external sources. These drivers include factors such as the unemployment rate, the house price index, commercial property prices and corporate credit spreads. The model-generated economic scenarios for the six years beyond 2019 are mapped to industry-wide historical loss data by portfolio. Combined losses across portfolios are used to rank the scenarios by severity of loss. Alongside a defined central scenario three further scenarios are generated by averaging a group of individual scenarios around specified points along the loss distribution to reflect the range of outcomes. The central scenario reflects the Group’s base case assumptions used for medium-term planning purposes, an upside and a downside scenario are also produced together with a severe downside scenario. Rare occurrences of adverse economic events can lead to relatively large credit losses which means that typically the most likely outcome is less than the probability-weighted outcome of the range of possible future events. To allow for this a relatively unlikely severe downside scenario is therefore included. At 31 December 2018 and 2019, the base case, upside and downside scenarios each carry a 30 per cent weighting; the severe downside scenario is weighted at 10 per cent. The choice of alternative scenarios and scenario weights is a combination of quantitative analysis and judgemental assessment to ensure that the full range of possible outcomes and material non-linearity of losses are captured. A committee under the chairmanship of the Chief Economist meets quarterly, to review and, if appropriate, recommend changes to the economic scenarios to the Chief Financial Officer and Chief Risk Officer. Findings dealing with all aspects of the expected credit loss calculation are presented to the Group Audit Committee.

For each major product grouping models have been developed which utilise historical credit loss data to produce PDs for each scenario; an overall weighted average PD is used to assist in determining the staging of financial assets and related ECL.

The key UK economic assumptions made by the Group averaged over a five-year period are shown below:

	At 31 December 2019				At 31 December 2018
				Severe				Severe
	Base case	Upside	Downside	downside	Base case	Upside	Downside	downside
Economic assumptions	%	%	%	%	%	%	%	%
Interest rate	1.25	2.04	0.49	0.11	1.25	2.34	1.30	0.71
Unemployment rate	4.3	3.9	5.8	7.2	4.5	3.9	5.3	6.9
House price growth	1.3	5.0	(2.6)	(7.1)	2.5	6.1	(4.8)	(7.5)
Commercial real estate price growth	(0.2)	1.8	(3.8)	(7.1)	0.4	5.3	(4.7)	(6.4)

The Group’s base-case economic scenario has changed little over the year and reflects a broadly stable outlook for the economy. Although there remains considerable uncertainty about the economic consequences of the UK’s exit from the European Union, the Group considers that at this stage the range of possible economic outcomes is adequately reflected in its choice and weighting of scenarios. The averages shown above do not fully reflect the peak to trough changes in the stated assumptions over the period. The tables below illustrate the variability of the assumptions from the start of the scenario period to the peak and trough.

	At 31 December 2019				At 31 December 2018
				Severe				Severe
	Base case	Upside	Downside	downside	Base case	Upside	Downside	downside
Economic assumptions – start to peak	%	%	%	%	%	%	%	%
Interest rate	1.75	2.56	0.75	0.75	1.75	4.00	1.75	1.25
Unemployment rate	4.6	4.6	6.9	8.3	4.8	4.3	6.3	8.6
House price growth	6.0	26.3	(1.9)	(2.3)	13.7	34.9	0.6	(1.6)
Commercial real estate price growth	0.1	10.4	(0.6)	(1.1)	0.1	26.9	(0.5)	(0.5)

	At 31 December 2019				At 31 December 2018
				Severe				Severe
	Base case	Upside	Downside	downside	Base case	Upside	Downside	downside
Economic assumptions – start to trough	%	%	%	%	%	%	%	%
Interest rate	0.75	0.75	0.35	0.01	0.75	0.75	0.75	0.25
Unemployment rate	3.8	3.4	3.9	3.9	4.1	3.5	4.3	4.2
House price growth	(1.9)	(0.8)	(14.8)	(33.1)	0.4	2.3	(26.5)	(33.5)
Commercial real estate price growth	(0.9)	0.3	(17.5)	(30.9)	(0.1)	0.0	(23.8)	(33.8)

The table below shows the extent to which a higher ECL allowance has been recognised to take account of forward looking information from the weighted multiple economic scenarios. The most significant difference between these bases arises on UK mortgages as the probability weighted ECL includes the impact of house price movements on the loss given default. For other portfolios adjustment is made only for the probability of default. All non-modelled provisions, including post model adjustments, are based on the probability weighted modelled ECL across all scenarios.

	At 31 December 2019			At 31 December 2018
		Probability			Probability
	Base case	weighted	Difference	Base case	weighted	Difference
Impact of multiple economic scenarios	£m	£m	£m	£m	£m	£m
UK mortgages	464	569	105	253	460	207
Other Retail	1,492	1,521	29	1,294	1,308	14
Commercial Banking	1,258	1,315	57	1,472	1,513	41
Other	50	50	–	81	81	–
	3,264	3,455	191	3,100	3,362	262

The table below shows the Group’s ECL for the upside and downside scenarios using a 100 per cent weighting, with stage allocation based on each specific scenario.

	At 31 December 2019		At 31 December 2018
	Upside	Downside	Upside	Downside
	£m	£m	£m	£m
ECL allowance	3,001	3,677	2,775	3,573

The impact of changes in the UK unemployment rate and House Price Index (HPI) have also been assessed. Although such changes would not be observed in isolation, as economic indicators tend to be correlated in a coherent scenario, this gives insight into the sensitivity of the Group’s ECL to changes in these two critical economic factors. The assessment has been made against the base case with the reported staging unchanged. The changes to HPI and the unemployment rate have been phased in to the forward-looking economic outlook over three years.

The table below shows the impact on the Group’s ECL resulting from a decrease/increase in Loss Given Default for a 10 percentage point (pp) increase/ decrease in the UK House Price Index (HPI).

	At 31 December 2019		At 31 December 2018
	10pp increase	10pp decrease	10pp increase	10pp decrease
	in HPI	in HPI	in HPI	in HPI
ECL impact, £m	(110)	147	(114)	154

The table below shows the impact on the Group’s ECL resulting from a decrease/increase for a 1 percentage point (pp) increase/decrease in the UK unemployment rate.

	At 31 December 2019		At 31 December 2018
	1pp increase in	1pp decrease in	1pp increase in	1pp decrease in
	unemployment	unemployment	unemployment	unemployment
ECL impact, £m	141	(143)	172	(155)

Valuation of assets and liabilities arising from insurance business

At 31 December 2019, the Group recognised a value of in-force business asset of £5,311 million (2018: £4,491 million) and an acquired value of in-force business asset of £247 million (2018: £271 million).

The value of in-force business asset represents the estimated present value of future profits expected to arise from the portfolio of in-force life insurance and participating investment contracts. The valuation of this asset requires assumptions to be made about future economic and operating conditions which are inherently uncertain and changes could significantly affect the value attributed to this asset. The methodology used to value this asset and the key assumptions that have been made in determining the carrying value of the value of in-force business asset at 31 December 2019 are set out in note 25.

At 31 December 2019, the Group carried total liabilities arising from insurance contracts and participating investment contracts of £111,449 million (2018: £98,874 million). Elements of the valuations of liabilities arising from insurance contracts and participating investment contracts require management to estimate future investment returns, future mortality rates, future expenses and future policyholder behaviour. These estimates are subject to significant uncertainty. The methodology used to value these liabilities and the key assumptions that have been made in determining their carrying value are set out in note 32.

The effect on the Group’s profit before tax and shareholders’ equity of changes in key assumptions used in determining the life insurance assets and liabilities is set out in note 33.

Defined benefit pension scheme obligations

The net asset recognised in the balance sheet at 31 December 2019 in respect of the Group’s defined benefit pension scheme obligations was £550 million (comprising an asset of £681 million and a liability of £131 million) (2018: a net asset of £1,146 million comprising an asset of £1,267 million and a liability of £121 million). The Group’s accounting policy for its defined benefit pension scheme obligations is set out in note 2(K).

The accounting valuation of the Group’s defined benefit pension schemes’ liabilities requires management to make a number of assumptions. The key areas of estimation uncertainty are the discount rate applied to future cash flows and the expected lifetime of the schemes’ members. The discount rate is required to be set with reference to market yields at the end of the reporting period on high quality corporate bonds in the currency and with a term consistent with the defined benefit pension schemes’ obligations. The average duration of the schemes’ obligations is approximately 18 years. The market for bonds with a similar duration is illiquid and, as a result, significant management judgement is required to determine an appropriate yield curve on which to base the discount rate. The cost of the benefits payable by the schemes will also depend upon the life expectancy of the members. The Group considers latest market practice and actual experience in determining the appropriate assumptions for both current mortality expectations and the rate of future mortality improvement. It is uncertain whether this rate of improvement will be sustained going forward and, as a result, actual experience may differ from current expectations. The effect on the net accounting surplus or deficit and on the pension charge in the Group’s income statement of changes to the principal actuarial assumptions is set out in part (v) of note 36.

Recoverability of deferred tax assets

At 31 December 2019 the Group carried deferred tax assets on its balance sheet of £2,666 million (2018: £2,453 million) principally relating to tax losses carried forward. Further information on the Group’s deferred tax assets and uncertain tax positions is provided in notes 37 and 48 respectively.

Estimation of income taxes includes the assessment of recoverability of deferred tax assets. Deferred tax assets are only recognised to the extent they are considered more likely than not to be recoverable based on existing tax laws and forecasts of future taxable profits against which the underlying tax deductions can be utilised. The Group has recognised a deferred tax asset of £3,611 million (2018: £3,778 million) in respect of UK trading losses carried forward. Substantially all of these losses have arisen in Bank of Scotland plc and Lloyds Bank plc, and they will be utilised as taxable profits arise in those legal entities in future periods.

The Group’s expectations as to the level of future taxable profits take into account the Group’s long-term financial and strategic plans, and anticipated future tax-adjusting items. In making this assessment, account is taken of business plans, the Board-approved operating plan and the expected future economic outlook, as well as the risks associated with future regulatory change. Under current law there is no expiry date for UK trading losses not yet utilised, although (since Finance Act 2016) banking losses that arose before 1 April 2015 can only be used against 25 per cent of taxable profits arising after 1 April 2016, and they cannot be used to reduce the surcharge on banking profits. This restriction in utilisation means that the value of the deferred tax asset is only expected to be fully recovered by 2039. It is possible that future tax law changes could materially affect the value of these losses ultimately realised by the Group.

As disclosed in note 37, deferred tax assets totalling £428 million (2018: £584 million) have not been recognised in respect of certain capital and trading losses carried forward, unrelieved foreign tax credits and other tax deductions, as there are currently no expected future taxable profits against which these assets can be utilised.

Regulatory provisions

At 31 December 2019, the Group carried provisions of £2,408 million (2018: £2,385 million) against the cost of making redress payments to customers and the related administration costs in connection with historical regulatory breaches.

Determining the amount of the provisions, which represent management’s best estimate of the cost of settling these issues, requires the exercise of significant judgement and estimate. It will often be necessary to form a view on matters which are inherently uncertain, such as the scope of reviews required by regulators, and to estimate the number of future complaints, the extent to which they will be upheld, the average cost of redress and the impact of legal decisions that may be relevant to claims received. Consequently the continued appropriateness of the underlying assumptions is reviewed on a regular basis against actual experience and other relevant evidence and adjustments made to the provisions where appropriate.

More detail on the nature of the assumptions that have been made and key sensitivities is set out in note 38.

Fair value of financial instruments

At 31 December 2019, the carrying value of the Group’s financial instrument assets held at fair value was £211,650 million (2018: £206,939 million), and its financial instrument liabilities held at fair value was £47,265 million (2018: £51,920 million).

In accordance with IFRS 13 Fair Value Measurement, the Group categorises financial instruments carried on the balance sheet at fair value using a three level hierarchy. Financial instruments categorised as level 1 are valued using quoted market prices and therefore minimal estimates are made in determining fair value. The fair value of financial instruments categorised as level 2 and, in particular, level 3 is determined using valuation techniques including discounted cash flow analysis and valuation models.

The valuation techniques for level 2 and level 3 financial instruments involve management judgement and estimates the extent of which depends on the complexity of the instrument and the availability of market observable information. In addition, in line with market practice, the Group applies credit, debit and funding valuation adjustments in determining the fair value of its uncollateralised derivative positions. A description of these adjustments is set out in note 50. Further details of the Group’s level 3 financial instruments and the sensitivity of their valuation including the effect of applying reasonably possible alternative assumptions in determining their fair value are also set out in note 50. Details about sensitivities to market risk arising from trading assets and other treasury positions can be found on page 108.